UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On June 24, 2025, Goldman Sachs BDC, Inc. (the “Company”) entered into a twelfth amendment to its senior secured revolving credit agreement (the “Twelfth Amendment”), dated as of September 19, 2013 (as amended, supplemented or otherwise modified from time to time, including by the Twelfth Amendment, the “Truist Revolving Credit Facility”), by and among the Company, as borrower, the subsidiary guarantors party thereto (solely for purposes of Section 5.10), Truist Bank, as administrative agent and, solely with respect to Section 5.11 thereof, as collateral agent, and the lenders from time to time party thereto.

The Twelfth Amendment, among other things, (i) extends the final maturity date from October 18, 2028 to June 24, 2030 for the Extending Lenders only, (ii) extends the commitment termination date from October 18, 2027 to June 22, 2029 for the Extending Lenders only and (iii) reduces the applicable margin, for the Extending Lenders only, (a) with respect to any ABR Loan, to 0.90% per annum, and (b) with respect to any Term Benchmark Loan or Daily Simple RFR Loan, to 1.90% per annum, in each case, subject to an additional step-down in applicable margin, for the Extending Lenders only, if (X) the Company has long-term corporate debt ratings from any two of Moody’s, S&P or Fitch of at least Baa3 in the case of Moody’s, BBB- in the case of S&P or BBB- in the case of Fitch, or (Y) the Gross Borrowing Base is greater than or equal to the product of 1.60 and the Combined Debt Amount.

The foregoing description is only a summary of certain provisions of the Twelfth Amendment and is qualified in its entirety by reference to a copy of the Twelfth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Truist Revolving Credit Facility.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Twelfth Amendment to the Senior Secured Revolving Credit Agreement, dated as of June 24, 2025, by and among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: June 26, 2025	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President